UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 10, 2006

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On March 16, 2006 TLC Vision Corporation issued a press release announcing its financial results for the fourth quarter and twelve month periods ending December 31, 2005. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.1. This Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On March 10, 2006, TLC Vision Corporation (the "Company"), following a review by its Audit Committee, concluded that the Company should restate its previously issued financial statements for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 to reflect a change in income taxes.

During each of the first three quarters of 2005, the Company reversed a portion of its deferred tax asset valuation allowance as a reduction to income tax expense. Due to limitations on the availability of certain portions of the Company’s net operating loss carryforwards, the Company has determined that the deferred tax asset valuation allowance reversals in the first three quarters of 2005 should have been recorded primarily to goodwill and equity. The adjustments to income tax expense were $2.9 million, $1.9 million and $0.9 million for the three months ended March 31, 2005, June 30, 2005 and September 30, 2005, respectively. The total adjustment for the first three quarters of $5.7 million is primarily a non-cash item.

The Company expects to present the restatements described in this Current Report when it files with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 2005.

The decision to restate was authorized by the Audit Committee of the Board of Directors of the Company, upon the recommendation of management. They concluded that the Company's previously issued financial statements for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005 should no longer be relied upon, pending their restatements, because of errors in those financial statements. The Company's Chief Financial Officer and the Audit Committee of the Company discussed the matters disclosed in this filing with Ernst & Young LLP, the Company's independent registered public accounting firm.

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements speak only as of the date of this Current Report, and the Company assumes no obligation to update such forward-looking statements. Investors are cautioned that such forward-looking statements are subject to many risks and uncertainties, and may differ materially or adversely from the Company's actual results or future events.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - March 16, 2006 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

March 16, 2006	By:	/s/ Steven P. Rasche

Name: Steven P. Rasche
Title: CFO

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Exhibit Index

Exhibit No.	Description

99.1	March 16, 2006 Press Release